Exhibit 32.1

CERTIFICATION

     In connection with the Annual Report on Form 10-K/A of Stratasys, Inc. (the “Company”) for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Scott Crump, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2012	/s/ S. SCOTT CRUMP
S. Scott Crump
President and Chief Executive Officer

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